UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114
Name of Registrant: Vanguard Montgomery Funds
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 – December 31, 2009

Vanguard Market Neutral Fund
Annual Report
December 31, 2009

> Vanguard Market Neutral Fund returned about –11%. Its U.S. Treasury bill benchmark was roughly flat for the year.

> Following a dismal start, the broad U.S. stock market rallied to return more than 29% for 2009.

> The fund’s short positions—the stocks it borrowed with the intention of buying them back at a lower price—increased more than the stocks it held in its long portfolio, resulting in a negative total return for the fund.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	33
About Your Fund’s Expenses	34
Glossary	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Market Neutral Fund
Investor Shares	VMNFX	–11.38%
Institutional Shares[1]	VMNIX	–11.31
Citigroup 3-Month Treasury Bill Index		0.16
Equity Market Neutral Funds Average[2]		5.12

Your Fund’s Performance at a Glance
December 31, 2008–December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$10.97	$9.71	$0.012	$0.000
Institutional Shares	10.90	9.66	0.008	0.000

1 This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended December 31, 2009, Vanguard Market Neutral Fund returned –11.38%. (The fund’s Institutional Shares returned –11.31%.) The U.S. stock market, with its sharp course reversal and steep rally, created a challenging environment for the Market Neutral Fund. The fund’s disappointing result significantly trailed both the performance of its U.S. Treasury bill benchmark and the average return of its equity market neutral fund peers.

Impressive stock returns masked lingering uncertainties

For the 12 months ended December 31, 2009, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured

Compared with the final months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

When all boats rose, the fund struggled

Vanguard Market Neutral Fund seeks capital appreciation while maintaining minimal correlation with the stock and bond markets. In pursuit of this goal, the fund employs a two-sleeved approach: In the fund’s long portfolio, the advisors buy and hold stocks they believe to be undervalued. In the short portfolio, the advisors borrow and sell short stocks they believe to be overpriced.

The past year was an especially challenging period for the Market Neutral Fund. The fund’s advisors place great importance on

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

fundamental factors such as valuation and earnings strength. But such factors seemed to matter little after the fear-induced market sell-off early in the year. In some cases, companies that were on the verge of bankruptcy in January and February became the darlings of the market rebound later in the year. The so-called junk rally hurt fund performance in both portfolios.

In the long portfolio, the fund’s emphasis on higher-quality stocks led it to under-perform the broad market. The portfolio’s financial stocks, which were among the sector’s higher-quality companies, were notable laggards, producing the only negative sector return. Meanwhile, other, larger sectors of the portfolio, such as information technology and consumer discretionary, posted respectable results.

In the short portfolio, the types of stocks that the advisors customarily choose to sell short (those deemed to be low-quality or to have poor fundamentals) registered impressive returns. The nature of the market’s recovery also hurt the short portfolio. All stock market sectors participated in the rebound, and all finished the year with positive returns. In each sector, however, it was generally companies with weaker fundamentals that performed best. Indeed, the stocks in the short portfolio finished the period with higher returns than the stocks in the long portfolio, perhaps the most telling indication of the dissonance between the advisors’ strategies and the market dynamics of the past year.

For more details on each advisor’s approach, please see the Advisors’ Report that follows.

Focus on fundamentals remains a long-term tenet

The Market Neutral Fund’s advisors, Vanguard Quantitative Equity Group and AXA Rosenberg Investment Management LLC, have different approaches and execute different strategies. But if they share a common theme, it’s the belief that high-quality companies with strong fundamentals should outperform over time. Some years, that philosophy has been rewarded. Other years—like 2009—it hindered results. We continue to believe that philosophy is a sound one for the long term.

Over the past ten years, the fund returned an average of 1.73% per year. This trailed the result of its U.S. Treasury bill benchmark and the average return of its peer group during that span, but outpaced the –0.17% return of the broad U.S. stock market.

Diversification can mean zigging when others zag

The Market Neutral Fund offers sophisticated investors another layer of diversification in a well-balanced investment portfolio, and it does so at a relatively low cost. (Because of the accounting for short sales, the low level of the fund’s operating costs is not apparent from the headline expense ratio. On pages 26 and 27, the Financial Highlights provide information on the past year’s fund operating expenses—the more familiar measure of fund costs—and the less familiar dividend and borrowing costs.)

Of course, inherent in the concept of diversification is a guarantee that you’ll be disappointed with at least some part of your portfolio. Not every holding can finish atop the performance tables each year. And while a market neutral fund can move independently of the stock and bond markets, it is not immune to the effects of internal market dynamics. In the short term, the disparity between this fund and the market in which it invests can feel disheartening. But over time, it can add an element of stability to an investment strategy.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of the Vanguard and fund boards. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer

January 20, 2010

Total Returns
Ten Years Ended December 31, 2009
Average
Annual Return
Market Neutral Fund Investor Shares	1.73%
Citigroup 3-Month Treasury Bill Index	2.84
Equity Market Neutral Funds Average[1]	3.22

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Advisors’ Report

For the 12 months ended December 31, 2009, Vanguard Market Neutral Fund returned about –11%. Your fund is managed by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and of how the portfolio’s positioning reflected this assessment. This report was prepared on January 20, 2010.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our investment process struggled in this period. Our research model has five components: valuation, quality, growth, management decisions, and market sentiment. We combine the five components into an overall score, with each indicator serving as a verification of the others.

• Valuation measures the price we will pay for a stock’s earnings or cash flow. By itself, valuation can be a powerful investment tool, but our research leads us to conclude that use of other models in combination with valuation helps improve a valuation signal.

Vanguard Market Neutral Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative	48	33	Conducts quantitative management using models
Equity Group			that assess valuation, marketplace sentiment, and
			balance-sheet characteristics of companies as
			compared with their peers.
AXA Rosenberg Investment	46	31	Builds a portfolio based on fundamental analysis
Management LLC			using a two-part quantitative model that considers
			valuations and earnings forecasts.
Cash Investments	6	4	The fund’s daily cash balance may be invested in
			one or more Vanguard CMT Funds, which are very
			low-cost money market funds. Each advisor may
			also maintain a modest cash position.

• The quality score separates cheap stocks that deserve their low valuations, because of poor margins, from their more profitable peers.

• The growth indicator differentiates companies with low valuations, due to poor growth prospects, from firms with more attractive prospects.

• The management-decisions model evaluates the decisions corporate managers make. Management actions (such as issuing stock, raising debt, and capital investment) often speak louder than words.

• The sentiment score measures the market’s overall evaluation of the company’s value; this indicator subscribes to the logic that a stock’s performance reflects the news around that stock, which helps to verify the results of our other scores.

Our research tells us that certain attributes, such as low price/earnings and higher ROE (return on equity), are successful over the long term, but may not work in some periods, such as this past calendar year. The panic of the first part of 2009 drove down all stocks, regardless of individual characteristics, as investors sought to exit the market. In March, once the survival of companies that had almost ceased to exist seemed more likely, these firms roared back to life. Unfortunately, these firms had attributes that our model does not seek, such as negative earnings, low margins, negative market sentiment, and low growth.

Although the extent of our underperfor-mance was surprising, we know that our process tends to struggle when a narrow set of factors drives market returns. All investment styles endure periods of under-performance, and we can look back to an earlier period to see a similar underperfor-mance of our process. The Internet boom that began in the late 1990s was a “melt-up” as opposed to our recent meltdown. Nevertheless, as in the past year, very few factors dominated performance in that time: Little or no earnings were acceptable if a stock had an Internet-related story line. Throughout the Internet boom our model rejected many stocks that did not pass our earnings and quality models, causing our portfolios to underperform.

Last year the factor dominating investor decision-making was the credit crisis. When one or two factors dominate, our process will likely suffer. We continue our commitment to selling short a portfolio of stocks with higher price multiples and market-like growth rates, in order to purchase a long portfolio at lower price multiples with similar expected growth. We believe this is an attractive strategy that the market will reward in the long term. We thank you for your investment, and we look forward to the upcoming year.

AXA Rosenberg Investment Management LLC

Portfolio Manager: William E. Ricks,

Americas Chief Investment Officer

The year 2009 can be characterized by rapid market transitions as investor sentiment switched gears swiftly. Pessimistic uncertainty quickly gave way to optimistic outlooks. The significant reversal in equity market performance and the sudden shift in investor sentiment, from risk averse to risk embracing, presented a challenging market environment for our investment process.

The biggest performance driver during this period was the extraordinary returns to beaten-down stocks with weak fundamentals, which were at a level virtually unseen in the last few decades. Investors bid up companies that had declined the most in the credit crisis. Many of these companies had been priced for potential bankruptcy, or severe ongoing financial weakness, so these companies were cheap on book value and now appear to have much less downside risk, regardless of their forecasted earnings profile. These stocks exhibit poor fundamentals—weak earnings yield and declining forward earnings—and tend to be underweighted in our investment process. Over the course of 2009, this was the biggest detractor to portfolio returns.

The hazy earnings environment earlier in the year prompted us to take a defensive posture, preferring select companies in health care and consumer staples based on favorable valuation and stable earnings. Over the year, however, the portfolio’s net exposures to information technology and consumer discretionary increased as expectations of earnings yield change improved. Overall, the net long weights in these two sectors added to portfolio performance as the economic outlook turned around. Long positions in Hewlett-Packard, Walt Disney, and IBM were the top stock contributors for the year. Media positions in News Corp. and Time Warner detracted from performance.

Stock selection in financials was one of the main detractors for the portfolio in 2009. While long positions in JPMorgan Chase and Travelers contributed positively to performance, they were more than offset by the weak showing of Bank of America (a long position) and the stellar return of American Express (a short position).

As economies around the world recover and earnings visibility improves, we believe that investors will be more discerning in their focus on the relationship between earnings and prices. This is a welcome development for fundamental stock pickers like us. Many companies posted large gains in 2009 by simply staying in business.

But as the year came to a close, investors

became more discriminating. Valuation and superior forward earnings yield are now beginning to be rewarded by market participants. As such, we believe our portfolio is well-positioned to benefit from this continued shift.

During the fourth quarter, investors began to reassess the strength of the earnings environment and moved to a more rational review of earnings. Historically, euphoric market rallies (like we just experienced) give way to extended periods of emphasis on valuation and company fundamentals. Over the longer term, the main driver of equity performance is this focus on fundamentals and valuation, and we expect our strategies to be rewarded as investors become more willing to take on valuation risk and regain confidence in forward earnings estimates.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,351,976	47,569	99.4%
Charles D. Ellis	7,332,602	66,942	99.1%
Emerson U. Fullwood	7,331,813	67,732	99.1%
Rajiv L. Gupta	7,347,546	51,999	99.3%
Amy Gutmann	7,327,496	72,048	99.0%
JoAnn Heffernan Heisen	7,327,496	72,048	99.0%
F. William McNabb III	7,351,976	47,569	99.4%
André F. Perold	7,332,602	66,942	99.1%
Alfred M. Rankin, Jr.	7,351,976	47,569	99.4%
Peter F. Volanakis	7,351,976	47,569	99.4%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Market Neutral Fund
2a	5,776,114	11,080	65,900	1,546,451	78.1%
2b	5,834,687	11,080	7,327	1,546,451	78.9%
2c	5,795,502	11,080	46,512	1,546,451	78.3%
2d	5,797,693	11,080	44,322	1,546,450	78.4%
2e	5,797,693	11,080	44,322	1,546,450	78.4%
2f	5,834,687	11,080	7,327	1,546,451	78.9%
2g	5,835,056	11,080	6,959	1,546,450	78.9%

Market Neutral Fund

Fund Profile
As of December 31, 2009

Portfolio Characteristics

Turnover Rate	142%
Short-Term Reserves	13.8%

Investment Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	327	297
Median Market Cap	$8.9B	$9.6B
Price/Earnings Ratio	37.6x	87.2x
Price/Book Ratio	2.1x	2.1x
Return on Equity	16.6%	17.8%
Earnings Growth Rate	10.5%	7.1%
Foreign Holdings	0.3%	0.5%

Estimated Expense Ratios[1]
	Investor	Institutional
	Shares	Shares
Management and
Administrative Expenses	0.50%	0.40%
Dividend Expense on
Securities Sold Short[2]	1.67	1.67
Total	2.17%	2.07%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	13.6%	12.0%
Consumer Staples	10.6	5.4
Energy	6.4	11.6
Financials	14.4	13.8
Health Care	14.7	12.9
Industrials	11.4	13.1
Information Technology	18.6	14.1
Materials	5.3	7.4
Telecommunication Services	1.1	4.1
Utilities	3.9	5.6

Volatility Measures[3]
Fund Versus
S&P 500 Index
R-Squared	0.01
Beta	0.02

1 The fund expense ratios shown are from the prospectus dated April 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were: for
Investor Shares, 2.80% (0.39% management and administrative expenses, plus 1.42% dividend expense on securities sold short, plus
0.99% borrowing expense for securities sold short); for Institutional Shares, 2.73% (0.32% management and administrative expenses, plus 1.42% dividend expense on securities sold short, plus 0.99% borrowing expense for securities sold short).
2 When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the lender of the stock. Although the payment of the dividend amount reduces the return of the short sale transaction, SEC rules call for the inclusion of such payments in the fund's operating expenses.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Market Neutral Fund

Ten Largest Holdings1 (% of total net assets): Long Portfolio

Hewlett-Packard Co.	computer hardware	1.7%
International Business
Machines Corp.	computer hardware	1.7
Philip Morris
International Inc.	tobacco	1.5
Google Inc. Class A	Internet software
	and services	1.4
Goldman Sachs	Investment banking
Group Inc.	and brokerage	1.4
Raytheon Co.	aerospace
	and defense	1.3
JPMorgan Chase & Co.	other diversified
	financial services	1.3
Amgen Inc.	biotechnology	1.2
Computer	data processing
Sciences Corp.	and outsourced
	services	1.1
CVS Caremark Corp.	drug retail	1.0
Top Ten		13.6%

Ten Largest Holdings1 (% of total net assets): Short Portfolio

QUALCOMM Inc.	communications
	equipment	1.6%
Schlumberger Ltd.	oil and gas
	equipment
	and services	1.5
Abbott Laboratories	pharmaceuticals	1.5
Exxon Mobil Corp.	integrated oil
	and gas	1.4
Occidental	integrated oil
Petroleum Corp.	and gas	1.3
McDonald’s Corp.	restaurants	1.3
Monsanto Co.	fertilizers
	and agricultural
	chemicals	1.2
American Express Co.	consumer finance	1.2
Verizon	integrated
Communications Inc.	telecommunication
	services	1.1
Celgene Corp.	biotechnology	1.0
Top Ten		13.1%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999–December 31, 2009
Initial Investment of $250,000

	Average Annual Total Returns			Final Value of
	Periods Ended December 31, 2009			a $250,000
	One Year	Five Years	Ten Years	Investment
Market Neutral Fund Investor Shares[1]	–11.38%	1.39%	1.73%	$296,677
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	245,689
Citigroup 3-Month Treasury Bill Index	0.16	2.88	2.84	330,654
Equity Market Neutral Funds Average[2]	5.12	1.64	3.22	343,357

				Final Value of
				a $5,000,000
	One Year	Five Years	Ten Years	Investment
Market Neutral Fund Institutional Shares[1]	–11.31%	1.58%	1.96%	$6,072,870
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17	4,913,789
Citigroup 3-Month Treasury Bill Index	0.16	2.88	2.84	6,613,079

1 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the
1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Fiscal Year Total Returns (%): December 31, 1999–December 31, 2009

Market Neutral Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (88.6%)
Consumer Discretionary (12.0%)
†	Home Depot Inc.	18,300	529
	Ltd Brands Inc.	18,200	350
* †	priceline.com Inc.	1,600	350
†	Coach Inc.	8,900	325
†	Gap Inc.	13,300	278
* †	New York Times Co. Class A	19,200	237
†	H&R Block Inc.	9,400	213
	Gannett Co. Inc.	14,200	211
* †	Ford Motor Co.	20,900	209
†	Ross Stores Inc.	4,900	209
†	Jarden Corp.	6,600	204
	Johnson Controls Inc.	7,200	196
†	Wyndham Worldwide Corp.	9,500	192
* †	Big Lots Inc.	6,600	191
†	DISH Network Corp. Class A	9,200	191
	TJX Cos. Inc.	5,200	190
†	Time Warner Cable Inc.	4,500	186
†	Phillips-Van Heusen Corp.	4,500	183
†	Darden Restaurants Inc.	5,000	175
†	Time Warner Inc.	5,800	169
	Garmin Ltd.	5,500	169
*	Starbucks Corp.	7,200	166
†	DR Horton Inc.	15,200	165
†	Advance Auto Parts Inc.	4,000	162
*	TRW Automotive
	Holdings Corp.	6,700	160
*	Liberty Media Corp.–Starz	3,414	158
*	Expedia Inc.	6,000	154
†	McGraw-Hill Cos. Inc.	4,400	147
†	MDC Holdings Inc.	4,500	140
	Brinker International Inc.	9,200	137
†	Yum! Brands Inc.	3,900	136
* †	GameStop Corp. Class A	5,900	129
* †	Aeropostale Inc.	3,700	126
†	Mattel Inc.	6,300	126
*	AutoNation Inc.	6,600	126
*	Dollar Tree Inc.	2,500	121
	Newell Rubbermaid Inc.	7,500	113

	NIKE Inc. Class B	1,700	112
†	PetSmart Inc.	4,200	112
†	Whirlpool Corp.	1,200	97
*	Penske Auto Group Inc.	5,400	82
	Hasbro Inc.	2,300	74
* †	Federal Mogul Corp.	3,700	64
*	Goodyear Tire & Rubber Co.	4,400	62
*	Chico’s FAS Inc.	4,100	58
	Comcast Corp. Class A	3,400	57
	Thor Industries Inc.	1,500	47
*	Career Education Corp.	1,900	44
†	Family Dollar Stores Inc.	1,500	42
	Aaron’s Inc.	1,100	31
*	Chipotle Mexican Grill Inc.
	Class A	300	26
	Leggett & Platt Inc.	1,100	22
*	DIRECTV Class A	600	20
*	NetFlix Inc.	300	17
	John Wiley & Sons Inc. Class A	300	13
*	Panera Bread Co. Class A	200	13
	Weight Watchers
	International Inc.	400	12
			8,228
Consumer Staples (9.4%)
†	Philip Morris International Inc.	21,900	1,055
†	CVS Caremark Corp.	22,200	715
†	Estee Lauder Cos. Inc.
	Class A	6,200	300
	General Mills Inc.	4,200	297
†	Coca-Cola Enterprises Inc.	13,900	295
†	Mead Johnson Nutrition Co.	6,551	286
†	Tyson Foods Inc. Class A	22,500	276
†	Sara Lee Corp.	20,200	246
	Kellogg Co.	4,500	239
	Lorillard Inc.	2,900	233
†	Clorox Co.	3,600	220
†	Hershey Co.	6,100	219
†	Pepsi Bottling Group Inc.	5,600	210
†	ConAgra Foods Inc.	8,700	201
* †	Rite Aid Corp.	129,500	196

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Del Monte Foods Co.	15,700	178
†	Dr Pepper Snapple Group Inc.	6,267	177
†	Archer-Daniels-Midland Co.	5,500	172
	Safeway Inc.	8,100	172
	Kimberly-Clark Corp.	2,200	140
	Avon Products Inc.	3,800	120
	Campbell Soup Co.	3,400	115
	Reynolds American Inc.	2,100	111
*	Energizer Holdings Inc.	1,600	98
	Hormel Foods Corp.	2,200	85
	SUPERVALU Inc.	3,000	38
	Herbalife Ltd.	500	20
†	Wal-Mart Stores Inc.	300	16
			6,430
Energy (5.6%)
	Anadarko Petroleum Corp.	7,800	487
	Marathon Oil Corp.	11,600	362
* †	Newfield Exploration Co.	6,300	304
	Williams Cos. Inc.	10,200	215
* †	Oil States International Inc.	5,300	208
†	Peabody Energy Corp.	4,300	194
†	Consol Energy Inc.	3,900	194
* †	Pride International Inc.	6,000	191
* †	Oceaneering International Inc.	3,100	181
* †	Rowan Cos. Inc.	7,100	161
	EXCO Resources Inc.	7,400	157
†	Helmerich & Payne Inc.	3,700	148
	El Paso Corp.	13,400	132
	Apache Corp.	1,200	124
*	Helix Energy
	Solutions Group Inc.	10,400	122
	Cimarex Energy Co.	2,200	117
*	Nabors Industries Ltd.	5,200	114
*	FMC Technologies Inc.	1,800	104
*	Dresser-Rand Group Inc.	3,100	98
*	Plains Exploration &
	Production Co.	2,600	72
	Diamond Offshore Drilling Inc.	600	59
* †	Ensco International PLC ADR	1,183	47
	ConocoPhillips	500	26
	Tidewater Inc.	500	24
	Southern Union Co.	1,000	23
			3,864
Financials (12.7%)
†	Goldman Sachs Group Inc.	5,500	929
†	JPMorgan Chase & Co.	21,300	888
†	Wells Fargo & Co.	24,400	659
†	US Bancorp	19,100	430
†	Prudential Financial Inc.	7,800	388
†	Bank of America Corp.	22,700	342
†	Unum Group	13,600	265
†	Ameriprise Financial Inc.	6,400	248
	Everest Re Group Ltd.	2,800	240
†	New York Community
	Bancorp Inc.	14,500	210
	Loews Corp.	5,700	207

†	Bank of Hawaii Corp.	4,200	198
* †	Progressive Corp.	10,400	187
†	BlackRock Inc.	800	186
*	MBIA Inc.	45,500	181
†	Chubb Corp.	3,600	177
†	Endurance Specialty
	Holdings Ltd.	4,700	175
†	BOK Financial Corp.	3,600	171
†	Federated Investors Inc.
	Class B	6,200	171
†	Franklin Resources Inc.	1,600	169
†	American Financial Group Inc.	6,700	167
†	Aflac Inc.	3,600	167
†	Torchmark Corp.	3,700	163
†	Travelers Cos. Inc.	3,200	160
†	Discover Financial Services	10,800	159
* †	TD Ameritrade Holding Corp.	8,200	159
†	Hudson City Bancorp Inc.	11,400	157
	Student Loan Corp.	3,300	154
*	American International
	Group Inc.	4,700	141
†	Northern Trust Corp.	2,700	141
	Unitrin Inc.	6,400	141
†	Allied World Assurance Co.
	Holdings Ltd.	2,600	120
	BancorpSouth Inc.	3,000	70
	NYSE Euronext	2,400	61
	Aspen Insurance Holdings Ltd.	2,400	61
*	Jefferies Group Inc.	2,400	57
	PartnerRe Ltd.	500	37
	First Citizens BancShares Inc.
	Class A	200	33
*	CNA Financial Corp.	1,200	29
	Capitol Federal Financial	900	28
	RenaissanceRe Holdings Ltd.	500	27
†	Cullen/Frost Bankers Inc.	500	25
	Transatlantic Holdings Inc.	300	16
	Commerce Bancshares Inc.	300	12
	OneBeacon Insurance
	Group Ltd. Class A	900	12
			8,718
Health Care (13.1%)
* †	Amgen Inc.	14,300	809
* †	Express Scripts Inc.	8,000	692
†	UnitedHealth Group Inc.	20,600	628
†	Eli Lilly & Co.	16,700	596
* †	WellPoint Inc.	8,400	490
* †	Forest Laboratories Inc.	12,800	411
* †	Mylan Inc.	21,700	400
	Merck & Co. Inc.	8,900	325
†	Pfizer Inc.	16,600	302
	CIGNA Corp.	8,000	282
* †	Watson Pharmaceuticals Inc.	6,800	269
* †	Boston Scientific Corp.	27,400	247
†	Cooper Cos. Inc.	5,200	198

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	AmerisourceBergen Corp.
	Class A	7,600	198
* †	Lincare Holdings Inc.	5,200	193
* †	Community Health
	Systems Inc.	5,400	192
* †	LifePoint Hospitals Inc.	5,900	192
* †	Health Management
	Associates Inc. Class A	26,300	191
†	Quest Diagnostics Inc.	3,100	187
* †	Valeant Pharmaceuticals
	International	5,700	181
* †	Kinetic Concepts Inc.	4,500	169
* †	Millipore Corp.	2,300	166
* †	Tenet Healthcare Corp.	29,500	159
*	Warner Chilcott PLC Class A	5,400	154
†	Universal Health Services Inc.
	Class B	5,000	153
*	Humana Inc.	3,300	145
*	Dendreon Corp.	4,800	126
†	Omnicare Inc.	4,100	99
	Perrigo Co.	2,400	96
*	Cephalon Inc.	1,500	94
*	Medco Health Solutions Inc.	1,400	89
†	Bristol-Myers Squibb Co.	3,458	87
*	CareFusion Corp.	3,400	85
*	Hospira Inc.	1,600	82
	McKesson Corp.	1,300	81
*	Coventry Health Care Inc.	2,900	70
* †	Mettler-Toledo International Inc.	600	63
*	ResMed Inc.	300	16
*	Laboratory Corp. of
	America Holdings	200	15
			8,932
Industrials (10.1%)
†	Raytheon Co.	17,300	891
†	L-3 Communications
	Holdings Inc.	7,200	626
†	Northrop Grumman Corp.	8,700	486
†	Goodrich Corp.	7,400	476
	Avery Dennison Corp.	6,100	222
* †	Hertz Global Holdings Inc.	16,900	201
†	Hubbell Inc. Class B	3,900	184
†	Joy Global Inc.	3,500	181
†	Flowserve Corp.	1,900	180
* †	Owens Corning	6,900	177
†	Lockheed Martin Corp.	2,300	173
†	RR Donnelley & Sons Co.	7,500	167
†	Pitney Bowes Inc.	7,300	166
	United Parcel Service Inc.
	Class B	2,900	166
†	Carlisle Cos. Inc.	4,800	164
†	CH Robinson Worldwide Inc.	2,800	164
†	Equifax Inc.	5,200	161
†	ITT Corp.	3,200	159
	Lennox International Inc.	3,900	152
†	Ryder System Inc.	3,500	144

*	Navistar International Corp.	3,700	143
†	Brink’s Co.	5,700	139
	Masco Corp.	9,800	135
* †	Iron Mountain Inc.	5,500	125
*	URS Corp.	2,800	125
* †	General Cable Corp.	4,100	121
	Manpower Inc.	2,200	120
	3M Co.	1,400	116
	Oshkosh Corp.	3,100	115
*	McDermott International Inc.	4,200	101
*	Armstrong World
	Industries Inc.	2,600	101
* †	Kirby Corp.	2,600	91
†	Copa Holdings SA Class A	1,300	71
*	Alliant Techsystems Inc.	600	53
	Crane Co.	900	28
*	Thomas & Betts Corp.	700	25
	CSX Corp.	500	24
†	Dun & Bradstreet Corp.	200	17
	Dover Corp.	300	12
			6,902
Information Technology (16.5%)
†	Hewlett-Packard Co.	22,500	1,159
†	International Business
	Machines Corp.	8,700	1,139
* †	Google Inc. Class A	1,580	980
* †	Computer Sciences Corp.	12,700	730
* †	eBay Inc.	19,400	457
†	CA Inc.	18,900	425
†	Harris Corp.	8,500	404
* †	Micron Technology Inc.	32,200	340
*	SanDisk Corp.	8,500	247
*	BMC Software Inc.	6,000	240
*	Marvell Technology
	Group Ltd.	10,300	214
* †	Genpact Ltd.	13,700	204
* †	Western Digital Corp.	4,600	203
*	Juniper Networks Inc.	7,600	203
* †	Amdocs Ltd.	7,000	200
* †	Tech Data Corp.	4,200	196
* †	Teradata Corp.	6,200	195
†	Xilinx Inc.	7,600	190
* †	Hewitt Associates Inc.
	Class A	4,500	190
*	Vishay Intertechnology Inc.	21,100	176
	Broadridge Financial
	Solutions Inc.	7,600	171
	Seagate Technology	9,400	171
* †	Compuware Corp.	22,600	163
*	LSI Corp.	26,100	157
* †	Sohu.com Inc.	2,700	155
* †	Tellabs Inc.	26,600	151
* †	Ingram Micro Inc.	8,600	150
	Fidelity National Information
	Services Inc.	5,900	138
*	Avnet Inc.	4,500	136

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Xerox Corp.	15,600	132
* †	NCR Corp.	11,600	129
	Maxim Integrated
	Products Inc.	6,300	128
†	Oracle Corp.	5,200	128
* †	Synopsys Inc.	5,500	123
*	Cognizant Technology
	Solutions Corp. Class A	2,700	122
*	Teradyne Inc.	11,100	119
* †	Affiliated Computer
	Services Inc. Class A	1,800	107
*	Red Hat Inc.	3,400	105
* †	Alliance Data Systems Corp.	1,600	103
*	Electronic Arts Inc.	5,800	103
*	NeuStar Inc. Class A	4,000	92
	Mastercard Inc. Class A	300	77
*	Brocade Communications
	Systems Inc.	9,000	69
*	Sybase Inc.	1,400	61
*	Cisco Systems Inc.	1,900	45
	Texas Instruments Inc.	1,600	42
*	NetApp Inc.	1,200	41
	Global Payments Inc.	300	16
*	Cypress Semiconductor Corp.	1,100	12
	Lender Processing
	Services Inc.	300	12
*	PMC–Sierra Inc.	1,400	12
	Motorola Inc.	400	3
			11,265
Materials (4.7%)
†	Lubrizol Corp.	4,600	336
†	Newmont Mining Corp.	6,400	303
†	Eastman Chemical Co.	4,600	277
	International Paper Co.	9,100	244
†	Valhi Inc.	16,000	224
†	Celanese Corp. Class A	6,100	196
* †	Freeport-McMoRan
	Copper & Gold Inc.	2,300	185
†	Ball Corp.	3,400	176
†	Walter Energy Inc.	2,300	173
	PPG Industries Inc.	2,900	170
* †	Pactiv Corp.	6,500	157
†	Bemis Co. Inc.	5,000	148
	EI du Pont de Nemours & Co.	4,200	141
	Temple-Inland Inc.	5,800	122
*	Owens-Illinois Inc.	3,300	108
	Sonoco Products Co.	3,500	102
	FMC Corp.	1,400	78
*	Crown Holdings Inc.	1,700	43
†	Greif Inc. Class A	400	22
			3,205
Telecommunication Services (1.0%)
†	CenturyTel Inc.	5,300	192
†	Qwest Communications
	International Inc.	43,600	184
†	Windstream Corp.	14,800	163

	Telephone & Data
	Systems Inc.	1,800	61
	AT&T Inc.	1,400	39
* †	Sprint Nextel Corp.	6,800	25
			664
Utilities (3.5%)
†	Public Service Enterprise
	Group Inc.	12,100	402
†	NiSource Inc.	18,800	289
	Oneok Inc.	4,700	210
†	CMS Energy Corp.	12,100	189
†	Atmos Energy Corp.	6,100	179
* †	AES Corp.	13,000	173
†	Exelon Corp.	3,000	147
* †	Mirant Corp.	8,900	136
	AGL Resources Inc.	3,400	124
	Ameren Corp.	4,200	117
	CenterPoint Energy Inc.	6,400	93
	MDU Resources Group Inc.	3,600	85
	Constellation Energy
	Group Inc.	1,900	67
	NSTAR	1,800	66
	DTE Energy Co.	1,100	48
	Integrys Energy Group Inc.	1,100	46
	DPL Inc.	800	22
			2,393
Total Common Stocks—Long Positions
(Cost $52,655)			60,601
Common Stocks Sold Short (–85.6%)
Consumer Discretionary (–10.2%)
	McDonald’s Corp.	(14,300)	(893)
*	Clear Channel Outdoor
	Holdings Inc. Class A	(20,800)	(216)
*	Urban Outfitters Inc.	(5,800)	(203)
*	Las Vegas Sands Corp.	(13,500)	(202)
	Walt Disney Co.	(6,000)	(194)
	BorgWarner Inc.	(5,800)	(193)
	Marriott International Inc.
	Class A	(7,087)	(193)
	Staples Inc.	(7,800)	(192)
	Harman International
	Industries Inc.	(5,300)	(187)
	Pulte Homes Inc.	(18,600)	(186)
	Wendy’s/Arby’s Group Inc.
	Class A	(38,700)	(182)
	American Eagle
	Outfitters Inc.	(10,700)	(182)
*	Interpublic Group
	of Cos. Inc.	(24,300)	(179)
	Fortune Brands Inc.	(4,100)	(177)
*	Toll Brothers Inc.	(9,400)	(177)
	Best Buy Co. Inc.	(4,400)	(174)
	International Speedway
	Corp. Class A	(6,100)	(174)
*	LKQ Corp.	(8,900)	(174)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	Morningstar Inc.	(3,600)	(174)
	Abercrombie & Fitch Co.	(4,900)	(171)
*	O’Reilly Automotive Inc.	(4,400)	(168)
*	DreamWorks Animation
	SKG Inc. Class A	(4,200)	(168)
	NIKE Inc. Class B	(2,500)	(165)
*	Dick’s Sporting Goods Inc.	(6,500)	(162)
	Interactive Data Corp.	(6,400)	(162)
	Lowe’s Cos. Inc.	(6,600)	(154)
*	GameStop Corp. Class A	(7,000)	(154)
	International Game
	Technology	(7,700)	(144)
*	Boyd Gaming Corp.	(16,200)	(136)
*	Scientific Games Corp.
	Class A	(9,200)	(134)
	Washington Post Co.
	Class B	(300)	(132)
	H&R Block Inc.	(5,800)	(131)
	Starwood Hotels & Resorts
	Worldwide Inc.	(3,100)	(113)
	Harley-Davidson Inc.	(3,900)	(98)
	DeVry Inc.	(1,700)	(96)
	McGraw-Hill Cos. Inc.	(2,800)	(94)
	Virgin Media Inc.	(5,000)	(84)
	Wynn Resorts Ltd.	(1,200)	(70)
*	ITT Educational Services Inc.	(700)	(67)
*	Penn National Gaming Inc.	(2,000)	(54)
*	MGM Mirage	(5,800)	(53)
	Hasbro Inc.	(1,500)	(48)
			(7,010)
Consumer Staples (–4.7%)
	Procter & Gamble Co.	(8,000)	(485)
	Kroger Co.	(17,600)	(362)
	McCormick & Co. Inc.	(7,000)	(253)
	JM Smucker Co.	(3,200)	(198)
	Coca-Cola Co.	(3,300)	(188)
*	Hansen Natural Corp.	(4,900)	(188)
	Altria Group Inc.	(8,900)	(175)
	CVS Caremark Corp.	(5,300)	(171)
	Alberto-Culver Co. Class B	(5,800)	(170)
	PepsiCo Inc.	(2,700)	(164)
	Church & Dwight Co. Inc.	(2,700)	(163)
	Corn Products
	International Inc.	(5,400)	(158)
	Flowers Foods Inc.	(6,500)	(154)
*	Ralcorp Holdings Inc.	(1,900)	(113)
	Lorillard Inc.	(1,200)	(96)
	Costco Wholesale Corp.	(900)	(53)
*	Whole Foods Market Inc.	(1,900)	(52)
	Brown-Forman Corp. Class B	(700)	(38)
			(3,181)
Energy (–9.9%)
	Schlumberger Ltd.	(15,700)	(1,022)
	Exxon Mobil Corp.	(14,200)	(968)
	Occidental Petroleum Corp.	(11,000)	(895)
	Spectra Energy Corp.	(21,100)	(433)

	EOG Resources Inc.	(3,800)	(370)
	Range Resources Corp.	(7,300)	(364)
	Smith International Inc.	(9,600)	(261)
	Peabody Energy Corp.	(5,700)	(258)
*	Ultra Petroleum Corp.	(4,400)	(219)
	Pioneer Natural
	Resources Co.	(4,500)	(217)
	Cabot Oil & Gas Corp.	(4,400)	(192)
	Halliburton Co.	(6,300)	(190)
	St Mary Land &
	Exploration Co.	(5,400)	(185)
	Hess Corp.	(2,900)	(175)
*	CNX Gas Corp.	(5,800)	(171)
*	Petrohawk Energy Corp.	(7,100)	(170)
*	Comstock Resources Inc.	(4,100)	(166)
	Valero Energy Corp.	(9,700)	(163)
	Sunoco Inc.	(6,200)	(162)
*	Denbury Resources Inc.	(5,400)	(80)
*	Cameron International Corp.	(1,500)	(63)
	Overseas Shipholding
	Group Inc.	(500)	(22)
*	Alpha Natural
	Resources Inc.	(500)	(22)
			(6,768)
Financials (–11.8%)
	American Express Co.	(20,400)	(827)
	Morgan Stanley	(17,700)	(524)
	MetLife Inc.	(14,400)	(509)
	Charles Schwab Corp.	(22,000)	(414)
	Aflac Inc.	(6,900)	(319)
*	IntercontinentalExchange Inc.	(2,300)	(259)
	Bank of New York
	Mellon Corp.	(8,200)	(230)
	T Rowe Price Group Inc.	(4,000)	(213)
*	Progressive Corp.	(11,400)	(205)
	American National
	Insurance Co.	(1,700)	(203)
	CME Group Inc.	(600)	(202)
	Invesco Ltd.	(8,200)	(193)
	Wesco Financial Corp.	(530)	(182)
	Capital One Financial Corp.	(4,700)	(180)
	Lincoln National Corp.	(7,200)	(179)
	Legg Mason Inc.	(5,700)	(172)
	Erie Indemnity Co. Class A	(4,400)	(172)
	Whitney Holding Corp.	(18,400)	(168)
	Arthur J Gallagher & Co.	(7,400)	(167)
*	Alleghany Corp.	(600)	(166)
	AON Corp.	(4,300)	(165)
	Brown & Brown Inc.	(9,000)	(162)
	Old Republic
	International Corp.	(15,400)	(155)
	Marsh & McLennan
	Cos. Inc.	(6,700)	(148)
	Fidelity National
	Financial Inc. Class A	(10,900)	(147)
*	MSCI Inc. Class A	(4,600)	(146)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	CapitalSource Inc.	(33,700)	(134)
*	Leucadia National Corp.	(5,400)	(129)
	Greenhill & Co. Inc.	(1,600)	(128)
	Principal Financial Group Inc.	(5,300)	(127)
	KeyCorp	(22,600)	(126)
	Comerica Inc.	(4,100)	(121)
*	SLM Corp.	(10,700)	(121)
*	Genworth Financial Inc.
	Class A	(9,200)	(104)
	People’s United
	Financial Inc.	(6,000)	(100)
	Huntington Bancshares Inc.	(27,200)	(99)
	Popular Inc.	(40,800)	(92)
	SunTrust Banks Inc.	(4,500)	(91)
	Commerce Bancshares Inc.	(1,995)	(77)
	XL Capital Ltd. Class A	(4,000)	(73)
	NYSE Euronext	(1,700)	(43)
	Janus Capital Group Inc.	(2,600)	(35)
	Regions Financial Corp.	(6,700)	(35)
	Wilmington Trust Corp.	(1,000)	(12)
	Marshall & Ilsley Corp.	(1,900)	(10)
	Synovus Financial Corp.	(5,100)	(10)
			(8,074)
Health Care (–11.0%)
	Abbott Laboratories	(18,500)	(999)
*	Celgene Corp.	(12,100)	(673)
*	Gilead Sciences Inc.	(12,800)	(554)
*	Intuitive Surgical Inc.	(1,400)	(424)
*	Genzyme Corp.	(7,300)	(358)
	Allergan Inc.	(5,000)	(315)
*	Vertex Pharmaceuticals Inc.	(7,200)	(309)
	DENTSPLY International Inc.	(7,600)	(267)
*	Covance Inc.	(4,700)	(256)
*	Abraxis Bioscience Inc.	(5,000)	(203)
*	King Pharmaceuticals Inc.	(15,900)	(195)
*	United Therapeutics Corp.	(3,700)	(195)
*	Health Net Inc.	(8,300)	(193)
	Stryker Corp.	(3,800)	(191)
*	Zimmer Holdings Inc.	(3,200)	(189)
	Medtronic Inc.	(4,100)	(180)
*	Gen-Probe Inc.	(4,200)	(180)
*	Patterson Cos. Inc.	(6,400)	(179)
*	St Jude Medical Inc.	(4,800)	(177)
	Cardinal Health Inc.	(5,300)	(171)
*	VCA Antech Inc.	(6,300)	(157)
	Beckman Coulter Inc.	(2,300)	(151)
*	OSI Pharmaceuticals Inc.	(4,800)	(149)
*	Boston Scientific Corp.	(14,600)	(131)
*	Amylin Pharmaceuticals Inc.	(8,300)	(118)
	PerkinElmer Inc.	(5,100)	(105)
*	Illumina Inc.	(3,100)	(95)
*	Human Genome
	Sciences Inc.	(2,800)	(86)
*	Alexion Pharmaceuticals Inc.	(1,600)	(78)
	CR Bard Inc.	(1,000)	(78)
*	ResMed Inc.	(1,400)	(73)

*	Express Scripts Inc.	(800)	(69)
*	Myriad Genetics Inc.	(2,100)	(55)
			(7,553)
Industrials (–11.2%)
	United Parcel Service Inc.
	Class B	(10,200)	(585)
	Boeing Co.	(10,500)	(568)
	Robert Half
	International Inc.	(10,700)	(286)
	Fastenal Co.	(5,900)	(246)
	Roper Industries Inc.	(4,700)	(246)
*	Kansas City Southern	(6,300)	(210)
	Southwest Airlines Co.	(18,400)	(210)
	Danaher Corp.	(2,600)	(196)
*	Waste Connections Inc.	(5,800)	(193)
	Eaton Corp.	(3,000)	(191)
	Kennametal Inc.	(7,300)	(189)
	Alexander & Baldwin Inc.	(5,500)	(188)
	IDEX Corp.	(6,000)	(187)
*	AGCO Corp.	(5,700)	(184)
*	Continental Airlines Inc.
	Class B	(10,200)	(183)
	Emerson Electric Co.	(4,300)	(183)
	Republic Services Inc.
	Class A	(6,400)	(181)
*	Terex Corp.	(8,900)	(176)
*	Covanta Holding Corp.	(9,500)	(172)
	Manitowoc Co. Inc.	(17,200)	(172)
*	Monster Worldwide Inc.	(9,700)	(169)
	AMETEK Inc.	(4,400)	(168)
	Wabtec Corp.	(4,100)	(167)
*	McDermott International Inc.	(6,800)	(163)
	Deere & Co.	(3,000)	(162)
	Cintas Corp.	(6,100)	(159)
	Landstar System Inc.	(4,100)	(159)
	Cummins Inc.	(3,400)	(156)
	Caterpillar Inc.	(2,600)	(148)
*	Shaw Group Inc.	(5,100)	(147)
	Fluor Corp.	(3,100)	(140)
	Rockwell Automation Inc.	(2,900)	(136)
	Textron Inc.	(7,000)	(131)
	Expeditors International of
	Washington Inc.	(3,600)	(125)
	Parker Hannifin Corp.	(2,200)	(119)
*	Stericycle Inc.	(2,000)	(110)
	Joy Global Inc.	(1,800)	(93)
	Dun & Bradstreet Corp.	(900)	(76)
*	Jacobs Engineering Group Inc.	(2,000)	(75)
	Bucyrus International Inc.
	Class A	(1,300)	(73)
*	Iron Mountain Inc.	(3,200)	(73)
*	Quanta Services Inc.	(3,300)	(69)
*	Copart Inc.	(900)	(33)
	Stanley Works	(600)	(31)
*	AMR Corp.	(1,600)	(12)
			(7,640)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Information Technology (–12.2%)
	QUALCOMM Inc.	(23,700)	(1,096)
	Visa Inc. Class A	(7,700)	(673)
	Paychex Inc.	(11,400)	(350)
*	Citrix Systems Inc.	(7,700)	(321)
	Applied Materials Inc.	(21,700)	(302)
	Corning Inc.	(14,200)	(274)
*	Salesforce.com Inc.	(3,300)	(243)
	Western Union Co.	(12,300)	(232)
*	Agilent Technologies Inc.	(6,600)	(205)
*	ANSYS Inc.	(4,600)	(200)
*	Itron Inc.	(2,900)	(196)
*	Lam Research Corp.	(5,000)	(196)
	National Instruments Corp.	(6,400)	(189)
*	Autodesk Inc.	(7,100)	(180)
*	Atmel Corp.	(38,200)	(176)
*	NVIDIA Corp.	(9,400)	(176)
*	Trimble Navigation Ltd.	(6,900)	(174)
*	Intuit Inc.	(5,600)	(172)
*	Juniper Networks Inc.	(6,300)	(168)
*	Adobe Systems Inc.	(4,500)	(166)
	Automatic Data
	Processing Inc.	(3,800)	(163)
*	Activision Blizzard Inc.	(14,700)	(163)
*	Dell Inc.	(10,900)	(157)
*	eBay Inc.	(6,600)	(155)
*	Cadence Design
	Systems Inc.	(25,200)	(151)
*	Electronic Arts Inc.	(8,500)	(151)
*	FLIR Systems Inc.	(4,500)	(147)
*	Synopsys Inc.	(6,300)	(140)
	Amphenol Corp. Class A	(3,000)	(139)
*	Ciena Corp.	(12,000)	(130)
	Linear Technology Corp.	(4,100)	(125)
*	MEMC Electronic
	Materials Inc.	(8,100)	(110)
*	Cree Inc.	(1,800)	(101)
*	McAfee Inc.	(2,400)	(97)
*	Red Hat Inc.	(3,100)	(96)
*	Flextronics International Ltd.	(12,900)	(94)
	Microchip Technology Inc.	(3,000)	(87)
	KLA-Tencor Corp.	(2,200)	(80)
*	Novellus Systems Inc.	(3,300)	(77)
*	F5 Networks Inc.	(1,400)	(74)
*	Equinix Inc.	(700)	(74)
*	Cisco Systems Inc.	(3,000)	(72)
*	DST Systems Inc.	(600)	(26)
*	Varian Semiconductor
	Equipment Associates Inc.	(700)	(25)
			(8,323)
Materials (–6.3%)
	Monsanto Co.	(10,400)	(850)
	Alcoa Inc.	(37,000)	(596)
	Mosaic Co.	(6,700)	(400)
	Weyerhaeuser Co.	(9,200)	(397)
	Martin Marietta Materials Inc.	(2,600)	(233)

	Dow Chemical Co.	(6,800)	(188)
	Air Products & Chemicals Inc.	(2,200)	(178)
*	Intrepid Potash Inc.	(6,100)	(178)
	Vulcan Materials Co.	(3,300)	(174)
	Nucor Corp.	(3,700)	(173)
	PPG Industries Inc.	(2,900)	(170)
	United States Steel Corp.	(2,500)	(138)
	Allegheny Technologies Inc.	(2,300)	(103)
	Southern Copper Corp.	(3,100)	(102)
	Sigma-Aldrich Corp.	(2,000)	(101)
*	Titanium Metals Corp.	(6,100)	(76)
	Aptargroup Inc.	(1,900)	(68)
	Walter Energy Inc.	(800)	(60)
	Commercial Metals Co.	(3,600)	(56)
	Royal Gold Inc.	(1,100)	(52)
	Steel Dynamics Inc.	(700)	(12)
			(4,305)
Telecommunication Services (–3.5%)
	Verizon Communications Inc.	(23,700)	(785)
*	American Tower Corp.
	Class A	(9,100)	(393)
	AT&T Inc.	(9,300)	(261)
*	SBA Communications Corp.
	Class A	(6,600)	(225)
	Telephone & Data
	Systems Inc.	(5,800)	(197)
*	Crown Castle
	International Corp.	(4,600)	(180)
*	Leap Wireless
	International Inc.	(9,500)	(167)
*	NII Holdings Inc.	(2,900)	(97)
	Windstream Corp.	(7,500)	(82)
			(2,387)
Utilities (–4.8%)
	Southern Co.	(17,300)	(576)
	Exelon Corp.	(9,500)	(464)
	EQT Corp.	(8,500)	(373)
	Questar Corp.	(4,700)	(195)
	Alliant Energy Corp.	(6,000)	(182)
	Duke Energy Corp.	(10,200)	(176)
	ITC Holdings Corp.	(3,300)	(172)
	Great Plains Energy Inc.	(8,600)	(167)
	Westar Energy Inc.	(7,500)	(163)
	Wisconsin Energy Corp.	(3,100)	(155)
	Allegheny Energy Inc.	(6,400)	(150)
*	Dynegy Inc. Class A	(76,300)	(138)
	Energen Corp.	(2,700)	(126)
*	NRG Energy Inc.	(4,500)	(106)
	SCANA Corp.	(2,200)	(83)
	Dominion Resources Inc.	(1,700)	(66)
			(3,292)
Total Common Stocks Sold Short
(Proceeds $51,659)			(58,533)

Market Neutral Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (13.6%)
Money Market Fund (13.6%)
1 Vanguard Market Liquidity
Fund, 0.187%
(Cost $9,274)	9,274,367	9,274
†Other Assets and Liabilities—
Net (83.4%)		57,048
Net Assets (100%)		68,390

At December 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	89,313
Overdistributed Net Investment Income	(50)
Accumulated Net Realized Losses	(21,945)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	7,946
Investment Securities Sold Short	(6,874)
Net Assets	68,390

Investor Shares—Net Assets
Applicable to 5,441,507 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	52,853
Net Asset Value Per Share—
Investor Shares	$9.71

Institutional Shares—Net Assets
Applicable to 1,607,934 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,537
Net Asset Value Per Share—
Institutional Shares	$9.66

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $38,018,000 and cash of $57,163,000 have been segregated in connection with securities sold short.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Assets and Liabilities
As of December 31, 2009

Market Value
($000)
Assets
Investment in Securities, Long Positions at Value
Common Stocks	60,601
Temporary Cash Investments	9,274
Cash Deposited with Broker for Short Positions	57,163
Receivables for Investment Securities Sold	779
Receivables for Capital Shares Issued	447
Other Assets	66
Total Assets	128,330
Liabilities
Securities Sold Short, at Value	58,533
Payables for Investment Securities Purchased	1,009
Other Liabilities	398
Total Liabilities	59,940
Net Assets (100%)	68,390

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	1,322
Interest[1]	62
Total Income	1,384
Expenses
Investment Advisory Fees—Note B
Basic Fee	178
Performance Adjustment	(74)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	42
Management and Administrative—Institutional Shares	1
Marketing and Distribution—Investor Shares	22
Marketing and Distribution—Institutional Shares	4
Custodian Fees	69
Auditing Fees	42
Shareholders’ Reports and Proxies—Investor Shares	3
Shareholders’ Reports and Proxies—Institutional Shares	1
Dividend Expense on Securities Sold Short	1,070
Borrowing Expense on Securities Sold Short	750
Total Expenses	2,108
Expenses Paid Indirectly	(5)
Net Expenses	2,103
Net Investment Income (Loss)	(719)
Realized Net Gain (Loss)
Investment Securities—Long Positions	(8,528)
Investment Securities Sold Short	(7,000)
Futures Contracts	2
Realized Net Gain (Loss)	(15,526)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	25,152
Investment Securities Sold Short	(18,933)
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	6,224
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,021)

1 Interest income from an affiliated company of the fund was $62,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended	April 1, 2008, to	Year Ended
	December 31,	December 31,	March 31,
	2009	2008[1]	2008
	($000)	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(719)	797	638
Realized Net Gain (Loss)	(15,526)	(1,034)	2,059
Change in Unrealized Appreciation (Depreciation)	6,224	(6,467)	(1,291)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(10,021)	(6,704)	1,406
Distributions
Net Investment Income
Investor Shares	(76)	(819)	(344)
Institutional Shares	(12)	(187)	(206)
Realized Capital Gain[2]
Investor Shares	—	(3,716)	(200)
Institutional Shares	—	(861)	(112)
Total Distributions	(88)	(5,583)	(862)
Capital Share Transactions
Investor Shares	(11,487)	37,746	35,479
Institutional Shares	206	7,271	1,704
Net Increase (Decrease) from Capital Share Transactions	(11,281)	45,017	37,183
Total Increase (Decrease)	(21,390)	32,730	37,727
Net Assets
Beginning of Period	89,780	57,050	19,323
End of Period[3]	68,390	89,780	57,050

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Includes short-term gain distributions totaling $4,163,000 and $0, for fiscal periods ended December 31, 2008, and March 31, 2008, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($50,000), $52,000, and $244,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
	Year	April 1,
	Ended	2008, to
For a Share Outstanding	Dec. 31,	Dec. 31,	Year Ended March 31,
Throughout Each Period	2009	2008[1]	2008[2]	2007	2006	2005
Net Asset Value,
Beginning of Period	$10.97	$12.45	$12.19	$12.12	$11.46	$10.86
Investment Operations
Net Investment Income (Loss)	(.105)	.084	.311[3]	.500	.220	(.040)
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(1.143)	(.838)	.909	.060	.590	.640
Total from Investment Operations	(1.248)	(.754)	1.220	.560	.810	.600
Distributions
Dividends from Net Investment Income	(.012)	(.132)	(.607)	(.490)	(.150)	—
Distributions from Realized Capital Gains	—	(.594)	(.353)	—	—	—
Total Distributions	(.012)	(.726)	(.960)	(.490)	(.150)	—
Net Asset Value, End of Period	$9.71	$10.97	$12.45	$12.19	$12.12	$11.46

Total Return[5]	–11.38%	–6.11%	10.15%	4.68%	7.09%	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53	$73	$45	$9	$12	$13
Ratio of Expenses to
Average Net Assets
Based on Total Expenses	2.80%[7]	2.13%[6]	3.09%	3.46%	3.31%	3.55%
Net of Expenses Waived/Reimbursed[2]	2.80%[7]	2.13%[6]	2.79%	2.98%	3.02%	3.26%
Net of Expenses Waived/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short	0.39%[8]	0.46%[6,8]	1.16%	1.54%	1.59%	1.61%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.97%)	1.15%[6]	2.69%	3.40%	2.14%	(0.33%)
Portfolio Turnover Rate	142%	161%	214%	169%	213%	180%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective
December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.04, $.00, $.00, $.01, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days; the
1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year; or the account service fee that may be applicable to certain accounts with balances below $10,000.
6 Annualized.
7 Includes 2009 dividend and borrowing expenses on securities sold short of 1.42% and 0.99%, respectively.
8 Includes performance-based investment advisory fee increases (decreases) of (0.10%) for fiscal 2009 and (0.02%) for fiscal 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
	Year	April 1,
	Ended	2008, to
For a Share Outstanding	Dec. 31,	Dec. 31,	Year Ended March 31,
Throughout Each Period	2009	2008[1]	2008[2]	2007	2006	2005
Net Asset Value,
Beginning of Period	$10.90	$12.39	$12.14	$12.08	$11.44	$10.80
Investment Operations
Net Investment Income (Loss)	(.093)	.085	.390[3]	.600	.250	(.010)[3]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(1.139)	(.846)	.864	—	.580	.650
Total from Investment Operations	(1.232)	(.761)	1.254	.600	.830	.640
Distributions
Dividends from Net Investment Income	(.008)	(.138)	(.651)	(.540)	(.190)	—
Distributions from Realized Capital Gains	—	(.591)	(.353)	—	—	—
Total Distributions	(.008)	(.729)	(1.004)	(.540)	(.190)	—
Net Asset Value, End of Period	$9.66	$10.90	$12.39	$12.14	$12.08	$11.44

Total Return[5]	–11.31%	–6.20%	10.49%	4.98%	7.29%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16	$17	$12	$10	$20	$12
Ratio of Expenses to
Average Net Assets
Based on Total Expenses	2.73%[7]	2.08%[6]	2.97%	3.07%	3.01%	3.23%
Net of Expenses Waived/Reimbursed[2]	2.73%[7]	2.08%[6]	2.56%	2.67%	2.71%	2.94%
Net of Expenses Waived/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short	0.32%[8]	0.41%[6,8]	0.93%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.90%)	1.20%[6]	2.92%	3.68%	2.50%	(0.13%)
Portfolio Turnover Rate	142%	161%	214%	169%	213%	180%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective
December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.03, $.00, $.00, $.00, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the
1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.
6 Annualized.
7 Includes 2009 dividend and borrowing expenses on securities sold short of 1.42% and 0.99%, respectively.
8 Includes performance-based investment advisory fee increases (decreases) of (0.10%) for fiscal 2009 and (0.02%) for fiscal 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

Market Neutral Fund

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of limiting exposure to general stock market risk while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (March 31, 2006–December 31, 2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AXA Rosenberg Investment Management LLC (AXA) provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA is subject to quarterly adjustments based on performance since December 31, 2007, relative to the Citigroup 3-Month Treasury Bill Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis.

For the year ended December 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $74,000 (0.10%) based on performance.

Market Neutral Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund's borrowing expenses are treated as realized capital losses for tax purposes. For the year ended December 31, 2009, borrowing expenses of $658,000 have been reclassified from overdistributed net investment income to accumulated net realized losses.

For tax purposes, the fund had a net operating loss of $22,000 for the year ended December 31, 2009. This amount has been reclassified from overdistributed net investment income to paid-in capital. At December 31, 2009, the fund had no ordinary income available for distribution. The fund had available realized losses of $19,593,000 to offset future net capital gains through December 31, 2017. In addition, the fund realized losses of $76,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

The fund had realized losses totaling $2,276,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

Market Neutral Fund

At December 31, 2009, the cost of long security positions for tax purposes was $62,379,000. Net unrealized appreciation of long security positions for tax purposes was $7,497,000, consisting of unrealized gains of $9,341,000 on securities that had risen in value since their purchase and $1,844,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $8,701,000, consisting of unrealized gains of $1,557,000 on securities that had fallen in value since their sale and $10,258,000 in unrealized losses on securities that had risen in value since their sale.

G. During the year ended December 31, 2009, the fund purchased $97,294,000 of investment securities and sold $137,446,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $106,720,000 and $141,733,000, respectively.

H. Capital share transactions for each class of shares were:

	Year Ended		April 1, 2008, to		Year Ended
	December 31, 2009		December 31, 2008[1]		March 31, 2008
	Amount	Shares	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)	($000)	(000)
Investor Shares
Issued	45,232	4,547	63,080	5,143	42,479	3,395
Issued in Lieu of Cash Distributions	68	7	4,119	370	436	36
Redeemed[2]	(56,787)	(5,725)	(29,453)	(2,488)	(7,436)	(593)
Net Increase (Decrease)—
Investor Shares	(11,487)	(1,171)	37,746	3,025	35,479	2,838
Institutional Shares
Issued	7,875	804	8,972	726	9,106	742
Issued in Lieu of Cash Distributions	12	1	1,046	95	318	26
Redeemed[2]	(7,681)	(781)	(2,747)	(235)	(7,720)	(608)
Net Increase (Decrease)—
Institutional Shares	206	24	7,271	586	1,704	160

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Net of redemption fees of $257,000, $5,000, and $4,000 (fund totals).

I. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Montgomery Funds and the Shareholders of Vanguard Market Neutral Fund:

In our opinion, the accompanying statement of net assets and the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

Special 2009 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $88,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 0.0% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Market Neutral Fund Investor Shares1

Periods Ended December 31, 2009

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–11.38%	1.39%	1.73%
Returns After Taxes on Distributions	–11.40	0.33	0.81
Returns After Taxes on Distributions and Sale of Fund Shares	–7.38	0.75	1.01

1 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee assessed on redemptions of shares held for less than one year.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$977.84	$10.72
Institutional Shares	1,000.00	977.73	10.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,014.37	$10.92
Institutional Shares	1,000.00	1,014.52	10.76

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 2.15% for Investor Shares and 2.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and President
Board. Principal Occupation(s) During the Past Five	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Years: Chairman of the Board of The Vanguard Group,	Member of American Chemistry Council; Director of
Inc., and of each of the investment companies served	Tyco International, Ltd. (diversified manufacturing and
by The Vanguard Group, since January 2010; Director of	services) and Hewlett-Packard Co. (electronic computer
The Vanguard Group since 2008; Chief Executive Officer	manufacturing); Trustee of The Conference Board.
and President of The Vanguard Group and of each of the
investment companies served by The Vanguard Group	Amy Gutmann
since 2008; Director of Vanguard Marketing Corporation;	Born 1949. Trustee Since June 2006. Principal
Managing Director of The Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Emerson U. Fullwood	Graduate School of Education of the University of
Born 1948. Trustee Since January 2008. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Executive	New York, Schuylkill River Development Corporation,
Chief Staff and Marketing Officer for North America	and Greater Philadelphia Chamber of Commerce;
and Corporate Vice President (retired 2008) of Xerox	Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Chairman Emeritus and Senior Advisor
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005); Director	Chairman and Chief Executive Officer, 1974–1996
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 022010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2009: $42,000
Fiscal Year Ended December 31, 2008: $55,000*

* The Fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2009: $3,354,640
Fiscal Year Ended December 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2009: $876,210
Fiscal Year Ended December 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2009: $0
Fiscal Year Ended December 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

VANGUARD MONTGOMERY FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 22, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.